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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 11, 2002
                        (Date of earliest event reported)

                            AT&T LATIN AMERICA CORP.
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             (Exact name of registrant as specified in its charter)


           Delaware                        0-31010                223687745
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation)                                               Identification No.)

           220 Alhambra Circle, Suite 900, Coral Gables, Florida 33134
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (305) 459-6300

                       ----------------------------------


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ITEM 5. OTHER EVENTS

          Some of the statements in this Report and the exhibits hereto are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors, that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed in or implied by the forward-looking statements.

          Forward-looking statements include but are not limited to statements and references about the following matters:

                  - expectations and estimates of completion dates, construction costs, subsequent maintenance expenses and network expansion;

                  - expectations and estimates as to the amount of cash requirements to implement our growth strategy and as to our ability to obtain financing;

                  - expectations concerning growth and demand for communications services;

                  - expectations about the sources of revenues and the percentage breakdown of sources of revenues;

                  - our ability to implement successfully our growth strategy and to sell capacity on our networks; and

                  - future financial performance, including growth in sales and income.

         In addition to matters that are described in this Report and the exhibits hereto, the following factors, among others, could cause the Company's actual results to differ materially from those expressed in or implied by any forward-looking statements contained in this Report or in the accompanying exhibits:

                  -        inaccurate forecasts of customer or market demand;

                  - the rate of expansion of our networks and customer base;


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                  -        changes in communications technology and/or the
                           pricing of competitive products and services;

                  -        highly competitive market conditions;

                  - access to financing on acceptable terms and conditions;

                  -        loss of one or more important customers;

                  - acquisitions by us and our ability to integrate successfully any acquired businesses or technologies into our operations;

                  - changes in or developments under laws, regulations and licensing requirements in the countries in which we operate;

                  - our ability to obtain and retain rights of ways and permits necessary for the expansion and maintenance of our networks;

                  -        volatility of our stock price; and

                  - changes in economic and political conditions in the countries in which we operate.

          The Company undertakes no obligation to publicly release any updates or revisions to any forward-looking statements, which are made as of the date of this Current Report on Form 8-K, to reflect events or circumstances after the date of this Current Report on Form 8-K.

          Attached as exhibits to this Current Report on Form 8-K are (i) a copy of a release made publicly through wire services on January 9, 2002, and (ii) copies of principal documents executed by the Company and other parties in connection with the Company's equipment vendor financing.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(a)-(b) Not applicable.

(c) Exhibits:

EXHIBIT NO.          EXHIBIT
-----------          -------

10.1 Common Agreement, dated as of December 21, 2001, among AT&T Latin America Corp., Latin American Equipment Finance B.V., certain Administrative Agents and ABN AMRO Trustees Limited, as Collateral and Intercreditor Agent

10.2 Credit Agreement, dated as of December 21, 2001, among AT&T Latin America Corp., Latin American Equipment Finance B.V., certain Lenders and Bankers Trust Company, as Administrative Agent (Cisco)

10.3 Credit Agreement, dated as of December 21, 2001, among AT&T Latin America Corp., Latin American Equipment Finance B.V., certain Lenders and Bankers Trust Company, as Administrative Agent (Lucent)

10.4 Credit Agreement, dated as of December 21, 2001, among AT&T Latin America Corp., Latin American Equipment Finance B.V., certain Lenders and Bankers and Bankers Trust Company, as Administrative Agent


99.1                 Press release distributed on January 9, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AT&T LATIN AMERICA CORP.
                                    (Registrant)


                                    By: /s/ Patricio E. Northland
                                        ----------------------------------------
                                        Name:  Patricio E. Northland
                                        Title: President and Chief Executive
                                                Officer



Date: January 11, 2002



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                                  EXHIBIT LIST

EXHIBIT NO.          EXHIBIT
-----------          -------

10.1 Common Agreement, dated as of December 21, 2001, among AT&T Latin America Corp., Latin American Equipment Finance B.V., certain Administrative Agents and ABN AMRO Trustees Limited, as Collateral and Intercreditor Agent

10.2 Credit Agreement, dated as of December 21, 2001, among AT&T Latin America Corp., Latin American Equipment Finance B.V., certain Lenders and Bankers Trust Company, as Administrative Agent (Cisco)

10.3 Credit Agreement, dated as of December 21, 2001, among AT&T Latin America Corp., Latin American Equipment Finance B.V., certain Lenders and Bankers Trust Company, as Administrative Agent (Lucent)

10.4 Credit Agreement, dated as of December 21, 2001, among AT&T Latin America Corp., Latin American Equipment Finance B.V., certain Lenders and Bankers and Bankers Trust Company, as Administrative Agent


99.1                 Press release distributed on January 9, 2002